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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-16299.



                                          Lund Koehler Cox & Company, PLLP

                                          LUND KOEHLER COX & COMPANY, PLLP



Minneapolis, Minnesota
March 28, 1997